                                EXHIBIT 3 (ii)




                                    BYLAWS
                                      OF
                             THE L.A. GROUP, INC.
                           (A DELAWARE CORPORATION)


ARTICLE I
OFFICES

SECTION 1.  OFFICES:
--------------------

         The principal office of the Corporation shall be at 120 Dean Road, Spencerport, New York 14559, and the Corporation shall have other offices at such places as the Board of Directors may from time to time determine.


ARTICLE II
                             STOCKHOLDER' S MEETINGS
                             -----------------------

SECTION 1.  PLACE:
------------------

         The place of stockholders' meetings shall be the principal office of the Corporation unless some other place shall be determined and designated from time to time by the Board of Directors.

SECTION 2.  ANNUAL MEETING:
---------------------------

         The annual meeting of the stockholders of the Corporation for the election of directors to succeed those whose terms expire, and for the transaction of such other business as may properly come before the meeting, shall be held each year on a date to be determined by the Board of Directors beginning in the year 1996. If the annual meeting of the stockholders be not held, or if held and directors shall not have been elected for any reason, then the election of directors may be held at any meeting of stockholders thereafter called.

SECTION 3.  SPECIAL MEETINGS:
-----------------------------

         Special meetings of the stockholders for any purpose or purposes may be called by the President, the Board of Directors, or the holders of ten percent (10%) or more of all the shares entitled to vote at such meeting, by the giving of notice in writing as hereinafter described.

SECTION 4.  VOTING:
-------------------

         At all meetings of stockholders, voting may be viva voce; but any qualified voter may demand a stock vote, whereupon such vote shall be taken by ballot and the Secretary shall record the name of the stockholder voting, the number of shares voted, and, if such vote shall be by proxy, the name of the proxy holder. Voting may be in person or by proxy appointed in writing, manually signed by the stockholder or his duly authorized attorney--in--fact. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided therein.

         Each stockholder shall have such rights to vote as the Articles of Incorporation provide for each share of stock registered in his name on the books of the Corporation, except where the transfer books of the Corporation shall have been closed or a date shall have been fixed as a record date, not to exceed, in any case, fifty (50) days preceding the meeting, for the determination of stockholders entitled to vote. The Secretary of the Corporation shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the principal office of the Corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting.

SECTION 5.  ORDER OF BUSINESS:
------------------------------

         The order of business at any meeting of stockholders shall be as follows:

         1.       Calling the meeting to order.

         2.       Calling of roll.

         3.       Proof of notice of meeting.

         4. Report of the Secretary of the stock represented at the meeting and the existence or lack of a quorum.

         5. Reading of minutes of last previous meeting and disposal of any unapproved minutes.

         6.       Reports of officers.

         7.       Reports of committees.

         8.       Election of directors if appropriate.

         9.       Unfinished business

         10.      New business.

         11.      Adjournment.

         12. To the extent that these Bylaws do not apply, Roberts' Rules of Order shall prevail.

SECTION 6.  NOTICES:
--------------------

         Written or printed notice stating the place, day, and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty
(50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

SECTION 7.  QUORUM:
-------------------

         A quorum at any annual or special meeting shall consist of the representation in person or by proxy of a majority in number of shares of the outstanding capital stock of the Corporation entitled to vote at such meeting. In the event a quorum be not present, the meeting may be adjourned by those present for a period not to exceed sixty (60) days at any one adjournment; and no further notice of the meeting or its adjournment shall be required. The stockholders entitled to vote, present either in person or by proxy at such adjourned meeting, shall, if equal to a majority of the shares entitled to vote at the meeting, constitute a quorum, and the votes of a majority of those present in numbers of shares entitled to vote shall be deemed the act of the shareholders at such adjourned meeting.

SECTION 8.  ACTION BY SHAREHOLDERS WITHOUT A MEETING:
----------------------------------------------------

         Any action required to be or which may be taken at a meeting of the shareholders of the Corporation may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE III

BOARD OF DIRECTORS

SECTION 1.  ORGANIZATION AND POWERS:
------------------------------------

         The Board of Directors shall constitute the policy-making or legislative authority of the Corporation. Management of the affairs, property, and business of the Corporation shall be vested in the Board of Directors, which shall consist of not less than one nor more than three members, who shall be elected at the annual meeting of stockholders by a plurality vote for a term of one (1) year, and shall hold office until their successors are elected and qualify. Directors need not be stockholders. Directors shall have all powers with respect to the management, control, and determination of policies of the Corporation that are not limited by these Bylaws, the Articles of Incorporation, or by law, and the enumeration of any power shall not be considered a limitation thereof.

SECTION 2.  VACANCIES:
----------------------

         Any vacancy in the Board of Directors, however caused or created, shall be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board, or at a special meeting of the stockholders called for that purpose. The directors elected to fill vacancies shall hold office for the unexpired term and until their successors are elected and qualify.

SECTION 3.  REGULAR MEETINGS:
-----------------------------

         A regular meeting of the Board of Directors shall be held, without other notice than this Bylaw, immediately after and at the same place as the annual meeting of stockholders or any special meeting of stockholders at which a director or directors shall have been elected. The Board of Directors may provide by resolution the time and place for the holding of additional regular meetings without other notice than such resolution.

SECTION 4.  SPECIAL MEETINGS:
-----------------------------

         Special meetings of the Board of Directors may be held at the principal office of the Corporation, or such other place as may be fixed by resolution of the Board of Directors for such purpose, at any time on call of the President or of any member of the Board, or may be held at any time and place without notice, by unanimous written consent of all the members, or with the presence and participation of all members at such meeting. A resolution in writing signed by all the directors shall be as valid and effectual as if it had been passed at a meeting of the directors duly called, constituted, and held.

SECTION 5.  NOTICES:
--------------------

         Notices of both regular and special meetings save when held by unanimous consent or participation, shall be mailed by the Secretary to each member of the Board not less than five (5) days before any such meeting and notices of special meetings may state the purposes thereof. No failure or irregularity of notice of any regular meeting shall invalidate such meeting or any proceeding thereat.

SECTION 6.  QUORUM AND MANNER OF ACTING:
----------------------------------------

         A quorum for any meeting of the Board of Directors shall be a majority of the Board of Directors as then constituted. Any act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Any action of such majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board, shall always be as valid and effective in all respects as if otherwise duly taken by the Board of Directors.

SECTION 7.  EXECUTIVE COMMITTEE:
--------------------------------

         The Board of Directors may by resolution of a majority of the Board designate two (2) or more directors to constitute an executive committee, which committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the Corporation; but the designation of such committee and the delegation of authority thereto shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed on it or him by law.

SECTION 8.  ORDER OF BUSINESS:
------------------------------

         The order of business at any regular or special meeting of the Board of Directors, unless otherwise prescribed for any meeting by the Board, shall be as follows

         1.       Reading and disposal of any unapproved minutes.

         2.       Reports of officers and committees.

         3.       Unfinished business.

         4.       New business.

         5.       Adjournment.

         6. To the extent that these Bylaws do not apply, Roberts' Rules of Order shall prevail.

SECTION 9.  REMUNERATION:
-------------------------

         No stated salary shall be paid to directors for their services as such, but, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board. Members of special or standing committees may be allowed like compensation for attending meetings. Nothing herein contained shall be construed to preclude any director from receiving compensation for serving the Corporation in any other capacity, subject to such resolutions of the Board of Directors as may then govern receipt of such compensation.

ARTICLE IV

OFFICERS

SECTION 1.  TITLES:
-------------------

         The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary, and a Treasurer, the last two of which offices may be combined and held by one person, who shall be elected for one (1) year by the directors at their first meeting following the annual meeting of stockholders. Such officers shall hold office until their successors are elected and qualify. The Board of Directors may appoint from time to time such other officers as It deems desirable who shall serve during such terms as may be fixed by the Board at a duly held meeting. The Board, by resolution, shall specify the titles, duties and responsibilities of such officers.

SECTION 2.  PRESIDENT:
----------------------

         The President shall preside at all meetings of stockholders and, in the absence of a, or the, Chairman of the Board of Directors, at all meetings of the directors. He shall be generally vested with the power of the chief executive officer of the Corporation and shall countersign all certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors or required by law. He shall make reports to the Board of Directors and stockholders and shall perform such other duties and services as may be required of him from time to time by the Board of Directors.

SECTION 3.  VICE PRESIDENT:
---------------------------

         The Vice President shall perform all the duties of the President if the President is absent or for any other reason is unable to perform his duties and shall have such other duties as the Board of Directors shall authorize or direct.

SECTION 4.  SECRETARY:
----------------------

         The Secretary shall issue notices of all meetings of stockholders and directors, shall keep minutes of all such meetings and shall record all pro-ceedings. He shall have custody and control of the corporate records and books, excluding the books of account, together with the corporate seal. He shall make such reports and perform such other duties as may be consistent with his office or as may be required of him from time to time by the Board of Directors.

SECTION 5.  TREASURER:
----------------------

         The Treasurer shall have custody of all moneys and securities of the Corporation and shall have supervision over the regular books of account. He shall deposit all moneys, securities, and other valuable effects of the Corporation in such banks and depositories as the Board of Directors may designate and shall disburse the funds of the Corporation in payment of just debts and demands against the Corporation, or as they may be ordered by the Board of Directors, shall render such account of his transactions as may be required of him by the President or the Board of Directors from time to time and shall otherwise perform such duties as may be required of him by the Board of Directors.

         The Board of Directors may require the Treasurer to give a bond indemnifying the Corporation against larceny, theft, embezzlement, forgery, misappropriation, or any other act of fraud or dishonesty resulting from his duties as Treasurer of the Corporation, which bond shall be in such amount as appropriate resolution or resolutions of the Board of Directors may require.

SECTION 6.  VACANCIES OR ABSENCES:
----------------------------------

         If a vacancy in any office arises in any manner, the directors then in office may choose, by a majority vote, a successor to hold office for the unexpired term of the officer. If any officer shall be absent or unable for any reason to perform his duties, the Board of Directors, to the extent not otherwise inconsistent with these Bylaws, may direct that the duties of such officer during such absence or inability shall be performed by such other officer or subordinate officer as seems advisable to the Board.

SECTION 7.  COMPENSATION:
-------------------------

         No officer shall receive any salary or compensation for his services unless and until the Board of Directors authorizes and fixes the amount and terms of such salary or compensation.


ARTICLE V
                                      STOCK
                                      -----

SECTION 1.  CERTIFICATES OF SHARES.
-----------------------------------

         Each holder of stock of the Corporation shall be entitled to a stock certificate signed by the President or Vice President and also by the Secretary or an assistant secretary of the Corporation. The certificates of shares shall be in such form, not inconsistent with the Certificate of Incorporation or Articles of Incorporation, as shall be prepared or approved by the Board of Directors. (All certificates shall be prepared or approved by the Board of Directors). All certificates shall be consecutively numbered. Each certificate shall state upon its face that the Corporation is organized under the laws of this state; the name of the person to whom issued; the number and class of shares; and the designation of the series, if any, which such certificate represents; the par value of each share represented by the certificate, or a statement that the shares are without par value. The name of the person owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the Corporation's books, and no certificate shall be valid unless it be signed by the President or Vice President and by the Secretary or an assistant secretary of the Corporation. The seal of the Corporation affixed to stock certificates may be a facsimile. The signatures of officers as above described on any such certificate may be a facsimile if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation.

SECTION 2.  NEW CERTIFICATES:
-----------------------------

         All certificates surrendered to the Corporation shall be canceled and no new certificate shall be issued, except to evidence transfer. of stock from the unissued stock or treasury of the Corporation, or, in the case of a lost certificate, except upon posting a bond of indemnity in such form and with such surety or sureties and for such amount as shall be satisfactory to the directors and upon producing by affidavit or otherwise such evidence of loss or destruction as the Board may require, until the former certificates for the same number of shares have been surrendered and canceled.

SECTION 3.  TRANSFER OF SHARES:
-------------------------------

         Shares in the capital stock of the Corporation shall be transferred only on the books of the Corporation by the holder thereof in person, or by his attorney, upon surrender and cancellation of certificates for a like number of shares. The delivery of a certificate of stock of this Corporation to a bona fide purchaser or pledgee for value, together with a written transfer of the same or a written power of attorney to sell, assign, and transfer the same, signed by the owner of the certificate, shall be a sufficient delivery to transfer the title against all persons except the Corporation. No transfer of stock shall be valid against the Corporation until it shall have been registered upon the books of the Corporation.

SECTION 4.  CLOSING OF TRANSFER BOOKS OR PROVISIONS FOR RECORD DATE:
-------------------------------------------------------------------

         The stock transfer books may be closed by the Board of Directors for a period not exceeding fifty (50) days prior to any meeting of the stockholders or prior to the payment of dividends; or the Board of Directors may fix in advance a day not more than fifty (50) days prior to the holding of any such meeting of stockholders or payment of dividends as the day as of which stockholders entitled to notice of and to vote at such meeting or to payment of dividends, as the case may be, shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting, or to receive dividends, as the case may be.

SECTION 5.  REGULATIONS:
------------------------

         The Board of Directors shall have power and authority to take all such rules and regulations as they deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Corporation. The Board of Directors may appoint a Transfer Agent and a Registrar and may require all stock certificates to bear the signature of such Transfer Agent or such Registrar.

SECTION 6.  RESTRICTIONS ON STOCK:
----------------------------------

         The Board of Directors may restrict any stock issued by giving the Corporation or any stockholder "first right of refusal to purchase" the stock, by making the stock redeemable or by restricting the transfer of the stock, under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the Articles of Incorporation or by law. Any stock so restricted must carry a stamped legend setting out the restriction or conspicuously noting the restriction and stating where it may be found in the records of the Corporation.


ARTICLE VI

DIVIDENDS AND FINANCES

SECTION 1.  DIVIDENDS:
----------------------

         Dividends may be declared by the directors and paid out of any funds legally available therefor, as may be deemed advisable from time to time by the Board of Directors of the Corporation. Before declaring any dividends, the Board of Directors may set aside out of net profits or earned or other surplus such sums as the Board may think proper as a reserve fund to meet contingencies or for other purposes deemed proper and to the best interests of the Corporation.

SECTION 2.  MONEYS:
-------------------

         The moneys, securities, and other valuable effects of the Corporation shall be deposited in the name of the Corporation in such banks or trust companies as the Board of Directors shall designate and shall be drawn out or removed only as may be authorized by the Board of Directors from time to time.

SECTION 3.  FISCAL YEAR:
------------------------

         Unless and until the Board of Directors by resolution shall determine otherwise, the fiscal year shall begin on the 1st day of January and end on the 31st day of December, and the first fiscal period shall end December 31, 1995.

ARTICLE VII
                                      SEAL
                                      ----

         The Board of Directors shall provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation, and shall be entrusted in the care of the Secretary or such other officer of the Corporation as the Board of Directors shall designate

ARTICLE VIII
                                     NOTICES
                                     -------

SECTION 1.  REQUIREMENTS:
-------------------------

         Whenever a notice shall be required by the statutes of the State of Delaware or by these Bylaws, such notice may be given in writing by depositing the same in the United States mails in a postpaid, sealed envelope addressed to the person for whom such notice is intended to his or her home or other address, as the same shall appear on the stock transfer books of the Corporation. The time of mailing shall be deemed to be the time of giving such notice. A waiver of any notice in writing, signed by a stockholder, director, or officer, whether before, at, or after the time stated in such waiver for holding a meeting, shall be deemed the equivalent of duly giving such notice.


SECTION 2.  PRESENCE:
---------------------

         The presence of any officer at a meeting, or the presence of any stockholder or director at a meeting, unless such presence is for the sole purpose of objecting to the holding of such meeting on the ground that it is not duly held or convened, shall in all events be considered a waiver of notice thereof; and failure to vote thereat shall not defeat the effectiveness of such waiver.

SECTION 3.  RATIFICATION:
-------------------------

         The ratification or approval in writing of the minutes of any meeting of officers, stockholders, or directors shall have the same force and effect as if the ratifying or approving officer, director, or stockholder were present in person at said meeting.

ARTICLE IX
                                   AMENDMENTS
                                   ----------

         These Bylaws may be altered, amended, or repealed by the Board of Directors by resolution of a majority of the Board.


ARTICLE X
                                 INDEMNIFICATION
                                 ---------------

         The Corporation shall indemnify any and all of its directors or officers, or former directors or officers, or any person who may have served at its request as a director or officer of another corporation in which this Corporation owns shares of capital stock or of which it is a creditor and the personal representatives of all such persons, against expenses actually and necessarily incurred in connection with the defense of any action, suit, or proceeding in which they, or any of them, were made parties, or a party, by reason of being or having been directors or officers or a director or officer of the Corporation, or of such other corporation, except' in relation to matters as to which any such director or officer or person shall have been adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of any duty owed to the Corporation. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled, independently of this Article X, by law, under any Bylaw agreement, vote of stockholders, or otherwise.


ARTICLE XI

CONFLICTS OF INTEREST

         No contract or other transaction of the Corporation with any other persons, firms or corporations, or in which the Corporation is interested, shall be affected or invalidated by the fact that any one or more of the directors or officers of the Corporation is interested in or is a director or officer of such other firm or corporation; or by the fact that any director or officer of the

Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction; and relieves every person who may become a director or officer of the Corporation from any liability that might otherwise arise by reason of his contracting with the Corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.


CERTIFICATE

         I do hereby certify that I was Secretary of the meeting of the Board of Directors duly called and held on the 22nd day of February, 1996, and I do hereby certify that the above and foregoing Bylaws were duly adopted as the Bylaws of said Corporation at such meeting.




---------------------------------
         Daniel J. Fasano


(SEAL)



21710

                                    RESTATED

                                     BYLAWS

                                       OF

                              THE L. A. GROUP, INC.

                            (A DELAWARE CORPORATION)

                           EFFECTIVE FEBRUARY 23, 2000

                            ------------------------

                                    ARTICLE I

                                     OFFICES


         1.01 PRINCIPAL OFFICE. The principal office of this Corporation (hereinafter the "Company") shall be selected by the Board of Directors from time to time and may be within or without the State of Delaware.

         1.02 OTHER OFFICES. The Company may have such other offices, within or without the State of Delaware as the Board of Directors may, from time to time, determine.

         1.03 REGISTERED OFFICE. The registered office of the Company required by the General Corporation Law of Delaware to be maintained in Delaware may be, but need not be, identical with the principal office if in Delaware, and the address of the registered office may be changed from time to time by the Board of Directors.

         1.04 REPEAL OF INCONSISTENT PROVISIONS. All prior bylaws and resolutions of the Board of Directors are repealed to the extent in conflict with the provisions of these Bylaws.


                                   ARTICLE II

                         STOCK AND THE TRANSFER THEREOF

         2.01 STOCK CERTIFICATES. The shares of the Company's capital stock shall be represented by consecutively numbered certificates signed by the President or a Vice President and the Secretary or Assistant Secretary of the Company, and sealed with the seal of the Company, or a facsimile thereof. If certificates are signed by a transfer agent, acting on behalf of the Company, and a registrar, the signatures of the officers of the Company may be facsimile. In case any officer who has signed (by real or facsimile signature) shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer on the date of its issue.

              Each certificate representing shares shall state upon the face thereof:

              (a) that the Company is organized under the laws of the State of Delaware;

              (b)  the name of the person to whom issued;

              (c) the number, class (if any) and series (if any) of shares which such certificate represents; and

              (d) the par value, if any, of the shares represented by such certificate, or a statement that the shares have no par value.

              If any class or series of shares is subject to special powers, designations, preferences or relative, participating or other special rights, then such (together with all qualifications, limitations or restrictions of such preferences or rights) shall be set forth in full or summarized on the certificate representing such class or series. However, in lieu of such requirement, the certificate may state that the Company will furnish, without charge, to the registered holder of the shares represented by such certificate who so requests a statement setting forth such information in full.

              Each certificate also shall set forth restrictions upon transfer, if any, or a reference thereto, as shall be adopted by the Board of Directors or by the shareholders, or as may be contained in this Article II.

              No certificate shall be issued for any share until such share is fully paid, as defined in the Certificate of Incorporation.

         2.02 CONSIDERATION FOR SHARES. Shares shall be issued for such consideration expressed in dollars as shall be fixed from time to time by the Board of Directors. Treasury shares may be disposed of by the Company for such consideration expressed in dollars as may be fixed from time to time by the Board of Directors. No shares shall be issued for less than the par value thereof. The consideration for the issuance of shares may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the Company, or as permitted in the Certificate of Incorporation.

         2.03 LOST CERTIFICATE. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, and the Board of Directors when authorizing such issue of a new certificate or certificates may, in its discretion, and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates or his legal representative to advertise the same in such manner as it shall require, and/or furnish to the Company a bond in such sum as it may direct, as indemnity against any claim that may be made against the Company. Except as hereinabove in this section provided, no new certificate or certificates evidencing shares of stock shall be issued unless and until the old certificate or certificates, in lieu of which the new certificate or certificates are issued, shall be surrendered for cancellation.

         2.04 REGISTERED HOLDER AS OWNER. The Company shall be entitled to treat the holder of record of any share of stock as the owner thereof entitled to receive dividends and to vote such shares, and accordingly shall not be bound to recognize any equitable or any other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as may be required by a valid proxy or by the laws of the State of Delaware.

         2.05. RETURNED CERTIFICATES. All certificates for shares changed or returned to the Company for transfer shall be marked by the Secretary "Canceled," with the date of cancellation, and the transaction shall be immediately recorded in the certificate book opposite the memorandum of their issue. The returned certificate may be inserted in the certificate book.

         2.06 TRANSFER OF SHARES. Upon surrender to the Company or to a transfer agent of the Company of a certificate of stock endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and such documentary stamps as may be required by law, it shall be the duty of the Company to issue a new certificate. Each such transfer of stock shall be entered on the stock book of the Company.

         2.07 TRANSFER AGENT. The Board of Directors shall have the power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates shall be countersigned and registered by one or more of such transfer agents and registrars. Any powers or duties with respect to the transfer and registration of certificates may be delegated to the transfer agent and registrar.

                                  ARTICLE III

                       SHAREHOLDERS AND MEETINGS THEREOF


         3.01 ANNUAL MEETING. The annual meeting of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on such date as may be determined by resolution of the Board of Directors, but if such day be a holiday, then on the first business day thereafter which is not a holiday; provided, however, that the Board of Directors may, by resolution, postpone such meeting for a period of time not in excess of sixty (60) days. The place of the annual meeting shall be the principal office of the Company or such other place within or without the State of Delaware as the Board of Directors may determine.

         3.02 SPECIAL MEETING. Special meetings of the shareholders may be called by the President, a Vice President, the Board of Directors, or the holders of not less than one-tenth of all the shares entitled to vote at the meeting. Special meetings shall be held at the principal office of the Company, unless the Board of Directors determines otherwise.

         3.03 NOTICE OF MEETINGS. Written or printed notice stating the place, day, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each shareholder or record in the manner above provided. No business other than that specified in the notice of special meeting shall be transacted at any such special meeting. The notice of special meeting may be waived by submitting a signed waiver or by attendance at the meeting.

         3.04 CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE. For the purposes of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Company may provide that the stock transfer books shall be closed for a stated period not to exceed in any case sixty (60) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days, and in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken, and in no event may the record date precede the date upon which the Directors adopt a resolution fixing the record date. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is given (as defined in Article IX hereof) or the date on which the resolution of the Board of Directors declaring such dividends is adopted, as the case may be, shall be the record date for such determination of the shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Paragraph, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjournment. The record date for determining shareholders entitled to consent to corporate actions without a meeting shall be fixed as provided in Section 3.12.

         3.05 VOTING LIST. The officer or agent having charge of the stock transfer books for shares of the Company shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the principal office of the Company, and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall not be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

         3.06 QUORUM. A quorum at any meeting of the shareholders shall consist of one-third (1/3) of the shares entitled to vote represented in person or by proxy. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting entitled to vote on the subject matter shall be the act of the shareholders. If less than one-third (1/3) of the shares entitled to vote be represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time to the same place without further notice. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at a meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         3.07 PROXIES. At all meetings of shareholders, a shareholder may vote by proxy, executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Company before or at the time of meeting. No proxy shall be valid after three (3) years from the date of execution, unless otherwise provided in the proxy.

         3.08 VOTING OF SHARES. Each outstanding share shall be entitled to one vote and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to vote at a meeting of shareholders.

         3.09. VOTING OF SHARES by Certain Holders. Neither treasury shares, nor shares of its own stock held by the Company in a fiduciary capacity, nor shares held by another Company if the majority of the shares entitled to vote for the election of directors of such other Corporation is held by the Company, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

               Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provisions, as the board of directors of such company may determine.

               Shares held by an administrator, executor, personal representative, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Share standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

               Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

               A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         3.10 CHAIRMAN. The Chairman of the Board of Directors of the Company, if there is one, or in his absence, the President, shall act as chairman at all meetings of shareholders.

         3.11 SHAREHOLDER VOTING. Voting at any shareholders' meeting shall be oral or by show of hands; provided, however, that voting shall be by written ballot if such demand is made by any shareholder present in person or by proxy and entitled to vote.

         3.12 INFORMATION ACTION BY SHAREHOLDERS; RECORD DATE. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, except for the election of

Directors, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of shares of every class and series entitled to vote with respect to the subject matter thereof. Each written consent shall bear the date of every shareholder's signature, and no written consent will be effective unless written consents, signed by a sufficient number of shareholders to take action, are delivered to the Company within sixty (60) days of the date of the earliest such consent. Such consent shall have the same force and effect as a vote of the shareholders, and may be stated as such in any document filed with the Secretary of State of Delaware under the General Corporation Law of Delaware. Prompt notice of such action by written consent of less than all shareholders entitled to vote shall be given to all shareholders who have not consented in writing to the action taken.

                  The record date for determining shareholders entitled to consent to corporate actions in writing without a meeting (the "consent record date") shall not precede; and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date was adopted; however, in no consent record date is fixed and prior action by the Board of Directors is required for the consent to be validly taken, the consent record date shall be at the close of business on the day the Board of Directors is required, then the consent record date shall be the first date on which a properly signed and dated consent setting forth the action taken or proposed to be taken is delivered as required above.

         3.13 ANNUAL REPORT. The President of the Company shall prepare an annual report which will set forth a statement of affairs of the Company as of the end of its last fiscal year, including a balance sheet and an income statement, and present it at the Annual Meeting of Shareholders. Failure to prepare or present an annual report shall not affect the validity of any shareholder meeting. No such report need be prepared or presented for any fiscal year in which the Company was inactive.


                                   ARTICLE IV

                         DIRECTORS, POWERS AND MEETINGS

         4.01 GENERAL POWERS. The business and affairs of the Company shall be managed by its Board of Directors, except as otherwise provided in the General Corporation Law of Delaware or the Certificate of Incorporation.

         4.02 NUMBER, TENURE AND QUALIFICATIONS. The Company's Board of Directors shall consist of not less than one (1) and not more than nine (9) Directors, as resolved from time to time by the Board of Directors. If such number is not so fixed, the Company shall have three (3) Directors. Directors shall be elected at each Annual Meeting of Shareholders. Each Director shall hold office until the next Annual Meeting of Shareholders and thereafter until his successor shall have been elected and qualified. Directors need not be residents of Delaware or shareholders of the Company. Directors shall be removable in the manner provided by the General Corporation Law of Delaware. Directors shall be elected by plurality vote.

         4.03 VACANCIES. Any Director may resign at any time by giving written notice to the President or to the Secretary of the Company. Such resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum, or by a sole remaining Director. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by the affirmative vote of a majority of the Directors then in office or by an election at an annual meeting or at a special meeting of shareholders called for that purpose, and a Director so chosen shall hold office for the term specified in Paragraph 4.02 of this Article.

         4.04 REMOVAL OF DIRECTORS. Any Director may be removed only in the manner provided in the Company's Certificate of Incorporation, as amended, and if no such provision appears therein, any Director may be removed either with or without cause, at any time by a vote of the shareholders holding a majority of the shares then issued and outstanding and who are entitled to vote for the election of Directors, present at any special meeting called for that purpose. In case any vacancy so created shall not be filled by the shareholders at such meeting, such vacancy may be filled by the Board of Directors as provided hereinafter.

         4.05 REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after and at the same place as the Annual Meeting of Shareholders. The Board of Directors may provide by resolution the time and place, either within or without the State of Delaware, for the holding of additional regular meetings without other notice than such resolution.

         4.06 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the President, the Chairman of the Board, or any two Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Directors called by them.

         4.07 TELEPHONIC MEETINGS. Members of the Board of Directors or any committee designated by the Board may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear one another at the same time. Such participation shall constitute presence in person at the meeting. All participants in any meeting of Directors, by virtue of their participation and without further action on their part, shall be deemed to have consented to the recording of such meeting by electronic device or otherwise, and to the making of a written transcript thereof, in order that minutes thereof shall be available for the Company's records.

         4.08 NOTICE. Notice of any special meeting shall be given at least four
(4) days previous thereto by written notice delivered personally or mailed to each Director at his business address, or by notice given at least two (2) days prior to the meeting, in person or by any means specified in Section 9.01(b) or
(c). Any director may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         4.09 QUORUM. A majority of the number of Directors fixed by these Bylaws shall constitute a quorum for the transaction of business. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         4.10 COMPENSATION. By resolution of the Board of Directors, any Director may be paid any one or more of the following: his expenses, if any, of attendance at a meeting; a fixed sum for attendance at each meeting; or a stated salary as Director. No such payment shall preclude any Director from serving the Company in any other capacity and receiving compensation therefor.

         4.11 PRESUMPTION OF ASSENT. A Director of the Company who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail to the Secretary of the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

         4.12 EXECUTIVE COMMITTEE. The Board of Directors, by resolution adopted by a majority of the number of Directors, may designate two (2) or more Directors to constitute an Executive Committee, which may exercise all of the authority of the Board of Directors in the management of the Company, during the period of time between meetings of the Board of Directors; but the designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

         4.13 ACTION BY DIRECTORS WITHOUT MEETING. Any action required to be taken at a meeting of the Directors of the Company or any action which may be taken at such a meeting, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors entitled to vote with respect to the subject matter thereof. A consent shall be sufficient for this Paragraph if it is executed in counterparts, in which event all of such counterparts, when taken together, shall constitute one and the same consent.

         4.14 CHAIRMAN OF THE BOARD. The Chairman of the Board, if such officer shall be chosen by the Board of Directors, shall preside at all meetings of the Board of Directors and meetings of shareholders at which he is present. He shall, subject to the direction of the Board of Directors, have general supervision over the affairs of the Company, and shall, from time to time, consult and advise with the President in the direction and management of the Company's business and affairs, and shall do and perform such other duties as may, from time to time, be assigned to him by the Board of Directors.

         4.15 BANKS ACCOUNTS, ETC. Anything herein to the contrary notwithstanding, the Board of Directors may, except as may otherwise be required by law, authorize any officer or officers, agents or agents, in the name of and on behalf of the Company, to sign checks, drafts, or other orders for the payment of money or notes or other evidences of indebtedness, to endorse for deposit, deposit to the credit of the Company at any bank or trust company or banking institution in which the Company may maintain an account or to cash checks, notes, drafts, or other bankable securities or instruments, and such authority may be general or confined to specific instances, as the Board of Directors may elect.

         4.16 INSPECTION OF RECORDS. Every Director shall have the absolute right at any reasonable time to inspect all books, records, documents of every kind, and the physical properties, of the Company and of its subsidiaries. Such inspection may be made personally or by an agent and includes the right to make copies and extracts.

                                    ARTICLE V

                               OFFICERS AND AGENTS

         5.01 GENERAL. The officers of the Company shall be the Chairman of the Board of Directors, a President, one or more Vice Presidents, a Secretary and a Treasurer. the Board of Directors may appoint such other officers, assistant officers, as they may consider necessary, who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the Board of Directors. The salaries of all the officers of the Company shall be fixed by the Board of Directors. One person may hold any two offices, except that no person may simultaneously hold the offices of President and Secretary. In all cases where the duties of any officer, agent or employee are not prescribed by the Bylaws or by the Board of Directors, such officer, agent or employee shall follow the orders and instructions of the President.

         5.02 ELECTION AND TERM OF OFFICE. The officers of the Company shall be elected by the Board of Directors annually at the first meeting of the Board held after each Annual Meeting of the Shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until the first of the following to occur: Until his successor shall have been duly elected and shall have qualified; or until his death; or until he shall resign; or until he shall have been removed in the manner hereinafter provided.

         5.03 REMOVAL. Any officer or agent may be removed by the Board of Directors or by the Executive Committee whenever in its judgment the best interest of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not in itself create contract rights.

         5.04 VACANCIES. A vacancy in any office, however occurring, may be filled by the Board of Directors for the unexpired portion of the term.

         5.05 CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors shall, subject to the direction and supervision of the Board of Directors, be the Chief Executive Officer of the Company and be responsible for the general control and supervision over the affairs of the Company and for the long-term direction of its business. All other officers of the Company shall report to him and be under his control.

         5.06 PRESIDENT. The President shall, subject to the direction and supervision of the Board of Directors, be the Chief Operating Officer of the Company and shall, subject to the direction and supervision of the Chairman of the Board of Directors, have general and active control of its affairs and business and general supervision of its officers, agents and employees. He shall, unless otherwise directed by the Board of Directors, attend in person or by substitute appointed by him or shall execute in behalf of the Company written instruments appointing a proxy or proxies to represent the Company, at all meetings of the stockholders of any other company in which the Company shall hold any stock. He may, subject to the Directors of the Chairman of the Board of Directors, on behalf of the Company, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the President, in person or by substitute or proxy as aforesaid, may vote the stock so held by the Company and may execute written consent and other instruments and power incident to the ownership of said stock, subject, however, to the instructions, if any, of the Board of Directors. The President shall have custody of the Treasurer's bond, if any.

         5.07 VICE PRESIDENTS. The Vice Presidents shall assist the President and shall perform such duties as may be assigned to them by the President or by the Board of Directors. In the absence of the President, the Vice President designated by the Board of Directors or (if there be no such designation) designated in writing by the President shall have the powers and perform the duties of the President. If no such designation shall be made, all Vice Presidents may exercise such powers and perform such duties.

         5.08 SECRETARY. The Secretary shall: (a) Keep the minutes of the proceedings of the shareholders, executive committee and the Board of Directors;
(b) See that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) Be custodian of the corporate records and of the seal of the Company and affix the seal to all documents when authorized by the Board of Directors; (d) Keep at its registered office or principal place of business within or outside Delaware a record containing the names and addresses of all shareholders and the number and class of shares held by each, unless such a record shall be kept at the office of the Company's transfer agent or registrar; (e) Sign with the President, or a Vice President, certificates for shares of the Company, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) Have general charge of the stock transfer books of the Company, unless the Company has a transfer agent; and (g) In general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or the Board of Directors. Assistant secretaries, if any, shall have the same duties and power, subject to supervision by the Secretary.

         5.09 TREASURER. The Treasurer shall be the Chief Financial Officer of the Company and shall have the care and custody of all funds, securities, evidence of indebtedness and other personal property of the Company and shall deposit the same in accordance with the instructions of the Board of

Directors. He shall receive and give receipts and acquittances for monies paid in on account of the Company, and shall pay out of the funds on hand all bills, payrolls and other just debts of the Company of whatever nature upon maturity. He shall perform all other duties incident to the office of the Treasurer and, upon request of the Board, shall make such reports to it as may be required at any time. He shall, if required by the Board, give the Company a bond in such sums, and with such sureties as shall be satisfactory to the Board, conditioned upon the faithful performance of his duties and for the restoration to the Company of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company. He shall have such other powers and perform such other duties as may be from time to time prescribed by the Board of Directors or the President. The assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the Treasurer.

         The Treasurer shall also be the principal accounting officer of the Company. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribed and maintain an adequate system of internal audit, and prepare and furnish to the President and the Board of Directors statements of account showing the financial position of the Company and the results of its operations.


                                   ARTICLE VI

                                 INDEMNIFICATION

         Every Director, Officer, employee and agent of the Company, and every person serving at the Company's request as a director, officer (or in a position functionally equivalent to that of officer or director), employee or agent of another corporation, partnership, joint venture, trust or other entity, shall be indemnified to the fullest extent authorized by law and in the manner provided by the Company's Certificate of Incorporation, as it may be amended, against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding brought by or in the right of the Corporation or otherwise, to which he was or is a party or is threatened to be made a party by reason of his current or former position with the Corporation or by reason of the fact that he is or was serving, at the request of the Corporation, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

                                 ARTICLE VII

                                MISCELLANEOUS

         7.01 DECLARATION OF DIVIDENDS. The Board of Directors, at any regular or special meeting, may declare dividends payable out of the funds of the Company, whenever in the exercise of its discretion it may deem such declaration advisable and such is permitted by law. Such dividends may be paid in cash, property, or shares of the Company.

         7.02 BENEFIT PROGRAMS. Directors shall have the power to install and authorize any pension, profit sharing, stock option, insurance, welfare, educational, bonus, health and accident or other benefit program which the Board deems to be in the interest of the Company, at the expense of the Company, and to amend or revoke any plan so adopted.

         7.03 SEAL. The corporate seal of the Company shall be circular in form and shall contain the name of the Company and the words "Seal, Delaware."

         7.04 FISCAL YEAR. The Board of Directors shall have the power to fix, and from time to time change, the fiscal year of the Company. Any such adoption of or change in a fiscal year shall not constitute or require an amendment to these Bylaws.


                                  ARTICLE VIII

                              AMENDMENTS TO BYLAWS

         8.01 AMENDMENT OF BYLAWS BY BOARD OF DIRECTORS. Except as otherwise provided in the Certificate of Incorporation, by applicable law or by the provisions of this Article VIII, the Board of Directors may amend or repeal any provision of the Bylaws of the Company or adopt any new Bylaw, unless the shareholders have adopted, amended or repealed a particular Bylaw provision and, in doing so, have expressly reserved to the shareholders the right of amendment or repeal therefor. The Board of Directors may adopt, amend, alter or repeal the Bylaws of the Company only by the vote of a majority of the entire Board.

         8.02 SUPERMAJORITY REQUIRED FOR AMENDMENT BY SHAREHOLDERS. The shareholders of the Company have the right, in accordance with the voting requirements set forth in this Section 8.02, to amend or repeal any provision of these Bylaws, or to adopt new Bylaw provisions, even though such provisions may also be adopted, amended or repealed by the Board. Except as may otherwise specifically be required by law, the affirmative vote of the holders of not less than seventy-five percent (75%) of the total number of votes entitled to be cast by the holders of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors shall be required for the shareholders to adopt, amend, alter or repeal any provision of the Bylaws of the Company.


                                   ARTICLE IX

                                     NOTICES

         9.01 GIVING OF NOTICE. Except as otherwise provided by the General Corporation Law of Delaware, these Bylaws, the Company's Certificate of Incorporation, or resolution of the Board of Directors, every meeting notice or other notice, demand, bill, statement or other communication (collectively, "Notice") to or from the Company from or to a Director, Officer or shareholder shall be duly given if it is written or printed and is (a) sent by first class mail or by overnight service of the U. S. Postal Service, postage prepaid, (b) sent by any established overnight air courier service such as Federal Express, Emery, Airborne or UPS, (c) sent by telegraph, tested telex or other tested facsimile transmission, (d) delivered by any commercial messenger service which regularly retains its receipts, or (e) personally delivered, provided a receipt is obtained reflecting the date of delivery. Notice shall not be duly given unless all delivery or postage charges are prepaid. Notice shall be given to an addressee's most recent address as it appears on the Company's records. A Notice shall be deemed "given" when dispatched for delivery, or if mailed, on the date postmarked. This Section shall not have the effect of shortening any notice period provided for in these Bylaws.

         9.02 WAIVER OF NOTICE. Any Notice required by the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws may be waived in writing at any time by the person entitled to the Notice, and such waiver shall be equivalent to the giving of notice. Notice of any meeting shall be waived by attendance (if a Shareholders' meeting), in person or by proxy) at the meeting. A Waiver of Notice of a special meeting of Shareholders shall state the purpose for which the meeting was called or the business to be transacted thereat.